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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2003

TYCO INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Bermuda	04-2297459
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

The Zurich Centre, Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of registrant's principal executive office)

441-292-8674
(Registrant's telephone number)

Item 9. Regulation FD Disclosure

        Tyco International Ltd. issued the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 on August 8, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
By:
/s/ DAVID J. FITZPATRICK David J. FitzPatrick Executive Vice President and Chief Financial Officer

Dated: August 8, 2003

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The Zurich Centre, Second Floor, 90 Pitts Bay Road Pembroke, HM 08, Bermuda (Address of registrant's principal executive office)
441-292-8674 (Registrant's telephone number)
SIGNATURES